Exhibit 10.2.2
AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of April 2, 2007 (the "Amendment") among KANSAS CITY POWER & LIGHT RECEIVABLES COMPANY (the "Seller"), KANSAS CITY POWER & LIGHT COMPANY (the initial collection agent, "collection Agent") and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (17k/a The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, the "Agent") and VICTORY RECEIVABLES CORPORATION (the "Purchaser") to the RECEIVABLES SALE AGREEMENT, dated as of July 1, 2005, among the parties hereto.

WITNESSETH:

WHEREAS, the Seller, the Collection Agent, the Purchaser and the Agent have heretofore entered into a Receivables Sale Agreement dated as of July 1, 2005 (as amended from time to time, the "Agreement"); and

WHEREAS, the Seller, the Collection Agent, the Purchaser and the Agent seek to modify the Agreement upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the Seller, the Collection Agent, the Purchaser and the Agent hereto agree as follows:

AGREEMENT:

1.  Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in the Agreement.

2.  Amendments. The Agreement is hereby amended as follows:

A. The definition of "Monthly Report Date" in Schedule I of the Agreement is hereby amended and restated in its entirety as follows:

"Monthly Report Date" means with respect to each calendar month, the fifteenth (15) day of the immediately succeeding calendar month (or if such day is not a Business Day, the immediately succeeding Business Day).
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B. The beginning of Section 5.1(a)(vi) of the Agreement is hereby amended and restated in its entirety to read as follows:

"(vi) Receivables Agreed Upon Procedures Report. As soon as available and in any event by October 31" of each year,"

C. The beginning of Schedule 5. l (a)(vi) of the Agreement is hereby amended and restated in its entirety to read as follows:

As soon as available and in any event by October 31" of each year"

3. Conditions to Effectiveness. This Amendment shall be effective as of the date first above written upon satisfaction of the following conditions precedent:

(a) Execution of Amendment. The Agent shall have received a counterpart of this Amendment duly executed by the Seller, the Collection Agent and the Purchaser.

(b) No Defaults. No Termination Event shall have occurred and be continuing either before or immediately after giving effect to this Amendment.

(c) Representations and Warranties True. The representations and warranties of the Seller contained in the Agreement shall be true and correct both as of the date hereof and immediately after giving effect to this Amendment.

4. Reference to and Effect on the Agreement and the Transaction Documents.

(a) The Agreement (except. as specifically amended herein) shall remain in full force and effect and said Agreement is hereby ratified and confirmed in all respects by each of the parties hereto.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to any right, power or remedy of the Agent or the Purchaser under, nor constitute a waiver of or amendment to, any other provision or condition under any Transaction Document other than as specifically contemplated by the Agreement.

5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Seller, the Collection Agent, the Purchaser and the Agent, and their respective successors and assigns.

6.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and both of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart hereof by telecopy or other electronic means shall be deemed to be an original.

7.  Governing Law. This Amendment shall be governed by, and shall be construed in accordance with, the internal laws of the State of New York (including Section 5-1401-1 of the General Obligations Law), but without regard to any other conflicts of law provisions thereof.

8.  Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or are given any substantive effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:     KANSAS CITY POWER & LIGHT RECEIVABLES
COMPANY

By:  /s/ James P. Gilligan
Name:   James P. Gilligan
Title:    President

COLLECTION AGENT:  KANSAS CITY POWER & LIGHT COMPANY

By:   /s/ Michael W. Cline
Name:  Michael W. Cline
Title:    Treasurer

PURCHASER:  VICTORY RECEIVABLES CORPORATION

By:  /s/ Franklin Collazo
Name:  Franklin P. Collazo
Title:    Secretary

Agreed and accepted to by:

AGENT:     THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH

By:  /s/ Aditya K. Reddy
Name:  Aditya K. Reddy
Title:    Vice President and Manager

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